Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	OmniSource®

Supplement Dated September 4, 2009 to the

Annual Product Information Notice Dated May 1, 2009

Supplement Dated September 4, 2009 to your Annual Product Information Notice

Hartford International Growth HLS Investment Division

Effective the date of this Supplement, the Hartford International Growth HLS Investment Division is deleted and is no longer available as an underlying investment option under your policy.

This supplement should be retained with the prospectus for future reference.